UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 30, 2015

HMS HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-50194	11-3656261
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5615 High Point Drive, Irving, TX	75038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (214) 453-3000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Named Executive Officer

On September 30, 2015, Joseph M. Donabauer was notified of the elimination of his position as Senior Vice President and Controller of HMS Holdings Corp. (the “Registrant”) from the Registrant’s New York, New York office. Mr. Donabauer will remain in his position through a transition period and the effective date of his separation will be November 30, 2015 (the “Separation Date”).

(e) Compensatory Arrangement

On October 1, 2015, in connection with Mr. Donabauer’s departure, the Registrant entered into a separation agreement with him regarding his transition and separation from employment. The separation agreement supersedes Mr. Donabauer’s employment agreement, dated April 2, 2014, and his retention agreement, dated April 28, 2014.

Under the terms of the separation agreement, and in exchange for a full release of claims and his agreement to customary provisions relating to non-disparagement, confidentiality and cooperation, the Registrant will pay Mr. Donabauer following the Separation Date: (i) severance of twelve months of his current base salary of $259,921, to be paid in equal installments over a twelve month period in accordance with the Registrant’s normal payroll practices, (ii) a lump sum equal to twelve months of the difference between the monthly COBRA coverage premium for the same type of medical, dental and vision coverage he is currently receiving and his employee contribution for that coverage, and (iii) a transition bonus in a lump sum equal to $100,000. Any outstanding equity compensation awards will be treated in accordance with the respective plans and equity agreements. The description of the separation agreement contained herein is qualified in its entirety by reference to the separation agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Mr. Donabauer’s Noncompetition, Nonsolicitation, Proprietary and Confidential Information and Developments Agreement with the Registrant, dated August 1, 2012, remains in full force and effect and he has affirmed his obligations under that agreement.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Separation, Waiver and General Release Agreement between Joseph M. Donabauer and HMS Holdings Corp.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HMS HOLDINGS CORP.
(Registrant)

Date: October 2, 2015	By:	/s/ Eugene V. DeFelice
	Name:	Eugene V. DeFelice
	Title:	Executive Vice President, General Counsel and Corporate Secretary

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